                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                         ENDED JANUARY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


PROVIDES LONG-TERM CAPITAL GROWTH WITH GUARANTEED RETURN OF INVESTMENT
ON THE MATURITY DATE TO INVESTORS WHO REINVEST ALL DIVIDENDS AND HOLD THEIR SHARES TO THE MATURITY DATE.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES VII

                 "...The last six months showed investors the
              wisdom of maintaining a long-term perspective...."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
LARGEST HOLDINGS
8
PORTFOLIO OF
INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
SHAREHOLDERS' MEETING



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VII
TOTAL RETURN*
--------------------------------------------------------------------------------

 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1998 (UNADJUSTED FOR ANY SALES
 CHARGE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SERIES VII                                 4.83%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                                      AS OF     AS OF
                                     1/31/98   7/31/97
--------------------------------------------------------------------------------
    SERIES VII                        $10.15     $9.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE SIX MONTH PERIOD ENDED JANUARY 31, 1998, THE FUND MADE THE FOLLOWING DISTRIBUTION PER SHARE:

                                           INCOME
                                          DIVIDEND
--------------------------------------------------------------------------------
    SERIES VII                              $.10
--------------------------------------------------------------------------------

TERMS TO KNOW

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.
VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Despite ongoing stock market volatility, the economic climate for mutual fund investors has been fairly positive in the first quarter of 1998. Steady U.S. economic growth bolstered by stable interest rates has created a positive environment for both equity and fixed-income investing -- and we expect this to continue.

    The U.S. economy, as measured by the gross domestic product (GDP) growth rate, in the fourth quarter of 1997 grew 3.9 percent. With 3.8 percent GDP growth for all of 1997, the economy produced $7.19 trillion of output. For the first quarter of 1998, we estimate the economy to grow at a 3.4 percent rate, representing a modest slowdown. Momentum for the year, in fact, should slip to a rate of 2.5 percent.

    Although the economy will continue to slow in the months ahead, the outlook is still positive. Employment growth is expected to remain steady. Both bonds and equities have continued to perform well, thereby boosting consumer confidence and spending. The housing market has been noteworthy, with new home sales reaching an all-time high for this point in the economic cycle and housing starts remain high relative to demographic trends.

    Output prices, as measured by the Consumer Price Index (CPI), remain stable at 1.5 to 2 percent year over year. When the rate of inflation remains stable and as low as it has, the risk of higher interest rates is reduced and the real return on financial assets grows. It is unlikely that the Fed will raise interest rates in the second quarter.

    Seemingly in defiance of our diplomatic struggles with Iraq, political scandal at home and a few major earnings disappointments particularly in the technology sector, the market managed to hit several new heights in the first quarter. U.S. corporate profit growth and earnings continued to boost stock prices, making the market all the more attractive to investors.

    Much of the market activity in the first quarter can be attributed to today's service-based economy. With the arrival of annual and holiday bonuses at the end of the fourth quarter -- compensation for a good year's work -- the first quarter has established itself as a time for American employees to either spend or stash away these lump sum earnings in Individual Retirement Accounts
(IRAs) and other investments.

    One factor that affected the U.S. market in 1997 appears to be having a diminished influence in the new year. The East Asian market crisis now appears for most Asian countries to be subsiding. East Asia's economic difficulties did not affect global production or employment nearly as much as the markets had anticipated. Consequently, most investors did not feel the serious repercussions that had been feared. Obviously, investors with heavy concentrations in the region suffered the largest losses. But the markets were anticipating a greater global impact -- and this has not yet come to pass. Further impacts may occur or orders on shipments already made may find no ultimate buyer. Then again, as we move into the second quarter of 1998, many East Asian countries appear to have already recovered from the crisis. Some Asian currencies have stabilized and several Asian stock markets have rebounded. Korea and Malaysia are two countries where this has happened. The perception of an Asian "contagion" or flu throughout the region is fading fast -- and investors in general seem to be staying in the game.

    At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with a budget surplus for fiscal 1998. This stable fiscal environment is characterized by a reduction in Treasury financing, which tends to have a downward effect on interest rates. Lower interest rates fuel consumer spending, which clearly benefits the marketplace in the form of higher corporate revenues and earnings. One result of higher earnings is higher stock prices, which can ultimately benefit investors.

    The last time the U.S. enjoyed a budget surplus was 1969. After nearly 30 years of being in the red, we very well may notice a new shift in psychology about the Treasury market and the issuance of Treasury securities. In the past, investors worried about deficits that were out of control and expected higher interest rates on Treasuries. High interest rates are the bane of fixed-income investing, so a balanced budget can be expected to have a positive effect.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (2/28/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
   10-YEAR TREASURY RATE(1)         5.57             6.21             6.69            6.27
   PRIME RATE(2)                    8.5              8.5              8.3             8.25
   INFLATION RATE(3)*               1.57             2.72             3.03            2.72
   THE U.S. DOLLAR(4)*              9.32            10.1              7.67            0.82
   CAPITAL GOODS ORDERS(5)*        13.77            11.53             5.8            11.19
   INDUSTRIAL PRODUCTION(5)*        5.47             5.03             4.57            2.93
   EMPLOYMENT GROWTH(6)             2.6              2.31             2.14            1.83

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   Data as of January 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  On the global front, current economic fundamentals tend to favor the U.S., with the dollar continuing to be a safe haven for investors. International investors want to participate in U.S. economic growth, which, at 3.8 percent for 1997, was better than the economic growth in both Europe and Japan. Europe's 1997 growth rate remained fairly steady at 2 to 3 percent. Japan experienced a growth rate last year of 1 percent. U.S. real interest rates have also been more attractive than those of most other countries, enticing foreign investors to buy U.S. Treasuries.

  We anticipate the positive economic environment to continue into the second quarter of 1998. The budget surplus should hold for at least the near term. President Clinton's initiatives for increased spending and more tax credits haven't come to fruition. In fact, proponents of spending control have continued to squelch spending programs on Capitol Hill. All the while, fiscal policy has remained steady.

  With solid economic growth, lower interest rates, low inflation and a record-setting stock market, it is no wonder that investor expectations are high. But, are investors expecting too much?

  It is important to recognize that although from a macroeconomic perspective the economy is strong, there are some microeconomic challenges that could threaten in the months to come. These include health care reform and shifts in the political landscape at home and continuing conflicts or new developments abroad. For example, the European Monetary Union (EMU) appears to be proceeding as we would expect. But within six months to a year after the EMU is established, tensions may indeed mount as countries try to adapt to the new structure. Each of these issues could affect our strong, yet reactive marketplace. Be sure to stay tuned.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
March 12, 1998

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE FIRST HALF OF THE FISCAL YEAR WAS ONE OF THE STOCK MARKET'S MORE VOLATILE PERIODS IN RECENT MEMORY. YET, PORTFOLIO MANAGER TRACY CHESTER REGISTERED A SOLID RETURN BY FOCUSING ON SOLID GROWTH COMPANIES SELLING AT ATTRACTIVE PRICES.

Q     HOW WOULD YOU DESCRIBE THE PERFORMANCE OF THE STOCK MARKET OVER THE LAST
SIX MONTHS?

A     There's really only one word that describes it: volatile. Over the last 36 months or so, the market has advanced so routinely that people may have forgotten that it isn't always smooth sailing. They were reminded of the market's capricious nature over the last six months. The final quarter of 1997 saw global stock markets gyrate widely, including a 6.87 percent decline for the S&P 500 Index on October 27.

      For the most part, this volatility was prompted by the free-fall of currencies in nearly all Southeast Asian countries. The troubles in Asian economies cast doubt on whether the strong earnings of American companies would continue at the strong pace that had underpinned the bull market of the last couple of years. As the currencies of Thailand, Singapore, Malaysia and other countries came under fire, the U.S. stock market felt the impact. However, during the ensuing months, investors had a chance to digest the news. As a result of the bailout plans proposed by the International Monetary Fund, and the fact that many American companies posted solid earnings, concerns over the effects of the Asian crisis began to fade. In fact, as January 1998 drew to a close, the U.S. stock market was again chugging ahead toward new record highs.

      In short, the last six months showed investors the wisdom of maintaining a long-term perspective.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     Overall, the Fund performed extremely well. In fact, its 4.83 percent return (unadjusted for any sales charge) for the period was actually better than the Russell 1000 Growth Index's 3.28 percent gain, which you wouldn't expect from a fund invested substantially in zero coupon bonds. Usually, the bond portion of the portfolio will impede the return of the stock portion. But over this time period, the fund's bonds were helped by a flight to stable assets during the Asian turbulence. As investors rushed for the relative safety of U.S. government securities, prices rose and the fund benefited.

Q     WAS THE TURMOIL IN ASIA THE PRIMARY IMPETUS BEHIND YOUR TRADING FOR THE
PERIOD?

A     We have relatively little international exposure, but Asia did prompt us to adopt a slightly more defensive position -- right now, no one knows just how big an impact it will have on the earnings of American companies. Most of our Asia-influenced moves were made in two sectors: technology and finance.

      We maintained an overweighted position in finance, but avoided big money-center banks that have greater exposure to Asian currency problems. Instead, we concentrated on strong regional banks with good franchises that are good candidates for a takeover. By the late fourth quarter, many of these stocks had run up strongly and we began to trim positions.

PERFORMANCE UPDATE

  We continue to have a healthy representation in the insurance sector, where valuations are more reasonable and we are intrigued by some of the consolidation potential. If money center banks really come under pressure, we might look at them again, but right now it seems a little premature.

  Before the Asian problems surfaced, we'd already begun to adopt a somewhat defensive position in technology stocks due to their strong summer rally. This helped us avoid some of the more spectacular flame-outs when the Asian difficulties put the sector under extreme pressure. After such substantial price declines, we felt most of the danger was out of the better technology stocks, so we began buying again in November. We concentrated on our favorite stocks such as Hewlett-Packard, Sun Microsystems, Teradyne and Gartner Group.

  Overall, we treated the widespread price decline in the last quarter of 1997 as an opportunity to reduce positions in more vulnerable companies and boost positions in our higher confidence stocks. For the most part, that strategy has been vindicated as the market has rebounded and was moving toward new highs at the end of January.

Q     HAVE ANY OTHER FACTORS INFLUENCED YOUR POSITIONING OF THE FUND?

A     Asia was the main thing. Otherwise, we've been applying our normal philosophy of "bottom up" stock selection. Rather than focus on economic conditions or entire sectors, we tend to choose stocks based on their individual merits, and seek those that offer above-average growth prospects, but are selling at what we believe to be attractive prices. To do that, we set upper and lower price targets on stocks. If a stock falls below a certain price level, we buy. If it rallies above a certain price level, we sell. In this way, we hope to benefit from most of the ride up, but avoid most of the ride down.

      When the market is volatile, that usually gives us opportunities to buy good stocks on a dip. Unfortunately, that disciplined approach to valuations worked against us occasionally during the last few months. The expensive stocks just got more expensive, and the less expensive stocks got less expensive.

Q     WHY WAS THAT?

A     The problems experienced by Pacific Rim economies made many investors nervous. The response was a flight to big, brand-name stocks that people believed were safer, and they would pay any price to do so. The lofty valuations that resulted made us hesitant to buy companies like Coke or Merck or Pfizer. We believe that there's not a lot of upside in stocks priced that highly, and they are susceptible to a big plunge on any bad news. Regardless, the market continued to bid them up, and we didn't participate as fully as we would have liked.

Q     WHAT AREAS DO YOU THINK CURRENTLY OFFER THE MOST ATTRACTIVELY PRICED
STOCKS?

A     The areas we're looking at are retail stocks and hotel/gaming stocks. They are attractively valued right now and may benefit from improved business as mortgage refinancing gives consumers more money to spend. Our major holdings include Stanley Works (strong franchise and excellent management), R.R. Donnelley & Sons (a dominant player in printing and another talented management team) and Harcourt General (a major force in specialty retailing through its majority ownership of The Neiman Marcus Group). Also, we've recently added the Mirage and MGM Grand.

Q     THE MARKET POSTED 20 PERCENT PLUS GAINS FOR THE THIRD YEAR IN A ROW IN
1997. DO YOU THINK THIS PERFORMANCE WILL CONTINUE?

A     I'm not much of a prognosticator when it comes to the market. But the economy's growth, coupled with an environment of low inflation and low interest rates, offers many individual companies the potential to experience such gains. We intend to maintain strict attention to valuations and try to find these kinds of companies when they are priced attractively.

      There are still many stocks that are not among the darlings of the S&P 500 that offer solid growth potential at attractive prices. At some point, the market is going to recognize these bargains, and that's when this fund will benefit the most.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST STOCK HOLDINGS*
Representing 21.6 percent of the fund's total common stocks on January 31, 1998

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                         PERCENT
--------------------------------------------------------------------------------------------------------
1.          INTERNATIONAL BUSINESS        Manufactures data processing equipment and systems.       2.6%
            MACHINES

2.          SUN MICROSYSTEMS              Provides high performance workstations.                   2.5%

3.          AMERICAN GENERAL              A leading provider of annuities, consumer loans and       2.5%
                                          life insurance.

4.          AMERICAN HOME PRODUCTS        Manufactures and markets health care products.            2.3%

5.          HEWLETT-PACKARD               Manufactures computers and computer-related products.     2.2%

6.          CSX                           A transportation company involved in rails, shipping      2.1%
                                          and trucking worldwide.

7.          J.C. PENNEY                   Department store chain.                                   2.0%

8.          COMPUTER SCIENCES CORP.       Computer services.                                        1.9%

9.          JEFFERSON-PILOT               Writes life, health and accident insurance and            1.8%
                                          annuities.

10.         ABBOTT LABORATORIES           Engaged in the discovery, development, manufacture and    1.7%
                                          sale of a broad and diversified line of health care
                                          products and services.

*The fund's holdings are subject to change.

    PORTFOLIO OF INVESTMENTS

    KEMPER RETIREMENT FUND -- SERIES VII

    Portfolio of Investments at January 31, 1998 (unaudited)
    (Dollars in thousands)

    -----------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT      VALUE
    -----------------------------------------------------------------------------------------------------------------
    U. S. GOVERNMENT                         U.S. Treasury, zero coupon, 2008
    OBLIGATIONS--58.4%
                                             (Cost: $8,178)                                     $15,500     $ 8,645
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
    COMMON STOCKS                                                                                 SHARES      VALUE
    -----------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--1.3%                   Betz Dearborn, Inc.                                    900          52
                                             Imperial Chemical Industries, PLC                    1,000          61
                                             PPG Industries                                       1,100          63
                                             Temple-Inland, Inc.                                    200          11
                                             ------------------------------------------------------------------------
                                                                                                                187
    -----------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--3.1%                      Boeing                                                 500          24
                                             Emerson Electric Co.                                 1,100          67
                                             Federal-Mogul Corp.                                  1,500          67
                                             General Electric Co.                                   400          31
                                             Lockheed Martin                                        500          52
                                             Raytheon Co.                                         1,862          96
                                             Sundstrand Corp.                                     1,500          82
                                             U.S. Industries                                      1,700          48
                                             ------------------------------------------------------------------------
                                                                                                                467
    -----------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--4.4%                 CBS Corp.                                            1,900          57
                                             Dillard Department Stores                            1,200          42
                                             Harcourt General                                     1,200          64
                                             J.C. Penney Co.                                      1,700         115
                                             May Department Stores Co.                            1,700          89
                                          (a)MGM Grand                                            2,000          72
                                          (a)Midas, Inc.                                            250           4
                                          (a)Mirage Resorts                                       1,000          23
                                             R.R. Donnelley & Sons                                2,500          93
                                             Stanley Works                                        2,200          97
                                             ------------------------------------------------------------------------
                                                                                                                656
    -----------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--4.3%                   General Mills                                          700          52
                                             Gillette Co.                                           500          49
                                             H.J. Heinz Co.                                       1,200          67
                                             International Flavors & Fragrances                   2,200          93
                                             Kimberly-Clark Corp.                                   700          37
                                             McCormick & Co.                                      2,000          58
                                             Newell Co.                                             500          21
                                             PepsiCo                                              1,400          50
                                             Procter & Gamble Co.                                   500          39
                                             Seagram Co., Ltd.                                    1,000          34
                                             Service Corp. International                          1,500          59
                                             Unilever, N.V., ADR                                    800          46
                                             Whitman Corp.                                        1,500          25
                                             ------------------------------------------------------------------------
                                                                                                                630
    -----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

    -----------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
    -----------------------------------------------------------------------------------------------------------------
    ENERGY--1.6%                             AMOCO Corp.                                            300     $    24
                                             Baker Hughes, Inc.                                     800          31
                                             Chevron Corp.                                          700          52
                                             Enron Corp.                                          1,000          41
                                             Hussman International                                  750          10
                                             Mobil Corp.                                            800          55
                                             Pennzoil Co.                                           100           6
                                             Unocal Corp.                                           600          21
                                             ------------------------------------------------------------------------
                                                                                                                240
    -----------------------------------------------------------------------------------------------------------------
    FINANCE--5.4%                            American Express Co.                                   600          50
                                             American General Corp.                               2,500         141
                                             Beneficial Corp.                                       500          39
                                             Compass Bancshares                                   1,000          43
                                             Federal National Mortgage Association                  500          31
                                             First Chicago NBD Corp.                              1,000          75
                                             First Union Corp.                                      650          31
                                             Fleet Financial Group, Inc.                            970          69
                                             Jefferson-Pilot Corp.                                1,300         106
                                             Mellon Bank Corp.                                      500          30
                                             Morgan Stanley, Dean Witter Discover & Co.             650          38
                                             NationsBank                                          1,000          60
                                             PNC Bank Corp., N.A.                                 1,000          52
                                             Safeco Corp.                                           800          40
                                             ------------------------------------------------------------------------
                                                                                                                805
    -----------------------------------------------------------------------------------------------------------------
    HEALTH CARE--4.9%                        Abbott Laboratories                                  1,400          99
                                             ALZA Corp.                                           1,500          53
                                             American Home Products Corp.                         1,400         134
                                             Baxter International                                 1,500          84
                                             Bristol-Myers Squibb Co.                               700          70
                                          (a)Crescendo Pharmaceuticals Corp.                         50           1
                                             Glaxo Wellcome, PLC, ADR                             1,000          54
                                          (a)HEALTHSOUTH Corp.                                    1,300          29
                                             McKesson Corp.                                       1,000          48
                                             Merck & Co.                                            400          47
                                          (a)Tenet Healthcare Corp.                               2,100          72
                                             United Healthcare Corp.                                700          36
                                             ------------------------------------------------------------------------
                                                                                                                727
    -----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(Dollars in Thousands)

    -----------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
    -----------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--10.3%                        AMP, Inc.                                            1,800     $    72
                                          (a)Analog Devices                                       3,000          88
                                          (a)Cadence Design Systems                               2,200          62
                                          (a)Cisco Systems                                        1,200          76
                                             Computer Associates International                    1,250          66
                                          (a)Computer Sciences Corp.                              1,300         110
                                             Diebold                                                900          45
                                          (a)Gartner Group                                        1,500          56
                                             GM-Hughes Electronics Corp.                          2,000          69
                                             Harris Corp.                                         1,800          86
                                             Hewlett-Packard Co.                                  2,100         126
                                             Intel Corp.                                            200          16
                                             International Business Machines                      1,500         148
                                          (a)National Semiconductor Corp.                         2,500          70
                                          (a)Parametric Technology Corp.                          1,900          96
                                             Pitney Bowes, Inc.                                     600          28
                                          (a)Sterling Commerce, Inc.                              1,500          54
                                          (a)Sun Microsystems                                     3,000         144
                                          (a)Teradyne, Inc.                                       1,000          40
                                          (a)Xilinx, Inc.                                         1,800          68
                                             ------------------------------------------------------------------------
                                                                                                              1,520
    -----------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--2.0%                     Canadian Pacific, Ltd.                               2,000          54
                                             CSX Corp.                                            2,300         122
                                          (a)Federal Express Corp.                                1,000          65
                                             Norfolk Southern Corp.                               1,500          47
                                             ------------------------------------------------------------------------
                                                                                                                288
    -----------------------------------------------------------------------------------------------------------------
    UTILITIES--1.6%                       (a)AirTouch Communications                                300          13
                                             Ameritech Corp.                                        600          26
                                             AT&T                                                   600          38
                                             Cincinnati Bell, Inc.                                1,500          54
                                             SBC Communications, Inc.                             1,000          78
                                             Sprint Corp.                                           500          30
                                             ------------------------------------------------------------------------
                                                                                                                239
                                             ------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--38.9%
                                             (Cost: $5,490)                                                   5,759
                                             ------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT      VALUE
    -----------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.37% to 5.40%
    INSTRUMENTS--4.7%                        Due--February 1998
                                             (Cost: $698)                                        $  700         698
                                             ------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--102.0%
                                             (Cost: $14,366)                                                 15,102
                                             ------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(2.0%)                   (302)
                                             ------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $14,800
                                             ------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $14,366,000 for federal income tax purposes at January 31, 1998, the gross unrealized appreciation was $866,000, the gross unrealized depreciation was $130,000 and the net unrealized appreciation on investments was $736,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 1998 (unaudited)
(in thousands)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $14,366)                                                 $15,102
-----------------------------------------------------------------------
Cash                                                                257
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  104
-----------------------------------------------------------------------
  Fund shares sold                                                   97
-----------------------------------------------------------------------
  Interest and dividends                                              4
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 15,564
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Payable for:
  Investments purchased                                             738
-----------------------------------------------------------------------
  Management fee and other                                           26
-----------------------------------------------------------------------
    Total liabilities                                               764
-----------------------------------------------------------------------
NET ASSETS                                                      $14,800
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                                 $14,099
-----------------------------------------------------------------------
Accumulated net realized loss on investments                        (70)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                          736
-----------------------------------------------------------------------
Undistributed net investment income                                  35
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $14,800
-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------
Shares outstanding                                                1,458
-----------------------------------------------------------------------
Net asset value and redemption price per share                  $ 10.15
-----------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
-----------------------------------------------------------------------
(net asset value, plus 5.26% of
net asset value or 5.00% of offering price)                     $ 10.68
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

Statement of Operations
Six months ended January 31, 1998 (unaudited)
(in thousands)

--------------------------------------------------------------------
 INVESTMENT INCOME
  Dividends                                                     $ 25
--------------------------------------------------------------------
  Interest                                                       180
--------------------------------------------------------------------
    Total investment income                                      205
--------------------------------------------------------------------
Expenses:
  Management fee                                                  24
--------------------------------------------------------------------
  Administrative services fee                                     12
--------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          17
--------------------------------------------------------------------
  Professional fees                                                3
--------------------------------------------------------------------
  Trustees' fees and other                                         3
--------------------------------------------------------------------
    Total expenses                                                59
--------------------------------------------------------------------
NET INVESTMENT INCOME                                            146
--------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------
  Net realized loss on sales of investments                      (67)
--------------------------------------------------------------------
  Change in net unrealized appreciation on investments           550
--------------------------------------------------------------------
Net gain on investments                                          483
--------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $629
--------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                  SIX MONTHS
                                                     ENDED               ONE MONTH
                                                  JANUARY 31,              ENDED              MAY 1(A) TO
                                                     1998                JULY 31,               JUNE 30,
                                                  (UNAUDITED)              1997                   1997
----------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
  Net investment income                             $   146                    9                     5
----------------------------------------------------------------------------------------------------------
  Net realized loss                                     (67)                  (1)                   (2)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                 550                  162                    24
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                              629                  170                    27
----------------------------------------------------------------------------------------------------------
  Distribution from net investment income              (125)                  --                    --
----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions          9,746                2,337                 1,916
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                         10,250                2,507                 1,943
----------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                   4,550                2,043                   100
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$35, $14 and $5, respectively)                      $14,800                4,550                 2,043
----------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Retirement Fund Series VII (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the Fund's investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the Fund. Fund shares are redeemed on a continuous basis and are sold and redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended January 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at January 31, 1998, amounting to approximately $70,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2004 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's Shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .50% of average daily net assets. The Fund incurred a management fee of $24,000 for the six months ended January 31, 1998.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with KDI. Underwriting commissions paid in connection with the distribution of the Fund's shares are as follows:

                                                                     COMMISSIONS     COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI     BY KDI TO FIRMS
                                                                   ---------------   -------------------
                             Six months ended January 31, 1998         $47,000            $332,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY         ASF PAID BY
                                                                      THE FUND TO KDI       KDI TO FIRMS
                                                                      ---------------       ------------
                             Six months ended January 31, 1998            $12,000             $13,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, KSvC is the shareholder service agent for the Fund. Under

NOTES TO FINANCIAL STATEMENTS

                             the agreement, KSvC received shareholder service fees of $7,000 for the six months ended January 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended January 31, 1998, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1998,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                                      $11,924
                             Proceeds from sales                                              1,848

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                 SIX MONTHS ENDED   ONE MONTH ENDED      MAY 1 TO
                                                 JANUARY 31,1998     JULY 31, 1997     JUNE 30, 1997
                                                 ----------------   ---------------   ---------------
                                                 SHARES   AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                              -----------------------------------------------------------------------
                              Shares sold        1,023    $10,043    253     $2,422    212     $1,930
                              -----------------------------------------------------------------------
                              Shares issued in
                               reinvestment of
                               dividends            15       151      --        --      --         --
                              -----------------------------------------------------------------------
                              Shares redeemed      (45)     (448)     (9)      (85)     (2)       (14)
                              -----------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS         993    $9,746     244     $2,337    210     $1,916
                              -----------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                           SIX MONTHS
                                              ENDED      ONE MONTH
                                           JANUARY 31,     ENDED     MAY 1(A) TO
                                              1998       JULY 31,     JUNE 30,
                                           (UNAUDITED)     1997         1997
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period          $ 9.78        9.23         9.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .09         .01          .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .38         .54          .21
--------------------------------------------------------------------------------
Total from investment operations                 .47         .55          .23
--------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .10          --           --
--------------------------------------------------------------------------------
Net asset value, end of period                $10.15        9.78         9.23
--------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   4.83%       5.96         2.56
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------
Expenses                                        1.20%        .95         1.17
--------------------------------------------------------------------------------
Net investment income                           1.53%       3.45         3.16
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $14,800       4,550        2,043
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              32%          6           12
--------------------------------------------------------------------------------
Average commission rate paid per share on
stock transactions                            $.0595       .0602        .0597
--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) Commencement of operations.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held. Kemper Target Equity Fund-Kemper Retirement Fund Series VII shareholders were asked to vote on three separate issues: election of the eight members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement.

1) Election of Trustees

                                For       Withheld
   James E. Atkins           39,454,675   591,508
   Arthur R. Gottschalk      39,451,750   594,433
   Frederick T. Kelsey       39,456,557   589,626
   Daniel Pierce             39,458,148   588,035
   Fred B. Renwick           39,480,893   565,290
   John B. Tingleff          39,483,670   562,512
   Edmond D. Villani         39,454,386   591,796
   John B. Weithers          39,475,301   570,882

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

      For      Against   Abstain
   38,794,530  359,686   891,966

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

     For    Against   Abstain   Broker Non-Votes
   403,584   2,823     8,054           652

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                                   OFFICERS

DANIEL PIERCE                           MARK S. CASADY
Chairman and Trustee                    President

JAMES E. AKINS                          PHILIP J. COLLORA
Trustee                                 Vice President,
                                        Secretary and Treasurer
ARTHUR R. GOTTSCHALK
Trustee                                 TRACY MCCORMICK CHESTER
                                        Vice President
FREDERICK T. KELSEY
Trustee                                 JERARD K. HARTMAN
                                        Vice President
FRED B. RENWICK
Trustee                                 THOMAS W. LITTAUER
                                        Vice President
JOHN B. TINGLEFF
Trustee                                 ANN M. MCCREARY
                                        Vice President
EDMOND D. VILLANI
Trustee                                 ROBERT C. PECK, JR.
                                        Vice President
JOHN G. WEITHERS
Trustee                                 KATHRYN L. QUIRK
                                        Vice President

                                        LINDA J. WONDRACK
                                        Vice President

                                        JOHN R. HEBBLE
                                        Assistant Treasurer

                                        MAUREEN E. KANE
                                        Assistant Secretary

                                        CAROLINE PEARSON
                                        Assistant Secretary

                                        ELIZABETH C. WERTH
                                        Assistant Secretary


----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund VII prospectus.

KRF7 - 3 (3/98) 1044940